GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Short Duration Bond VIP Fund

Supplement dated July 27, 2026

to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)

dated May 1, 2026

Effective July 27, 2026 (the “Effective Date”), Dean Meddaugh, CFA, will no longer serve as a portfolio manager of Guardian Short Duration Bond VIP Fund (the “Fund”). Accordingly, all references and corresponding disclosure related to Mr. Meddaugh in the Prospectus, Summary Prospectus, and SAI with respect to the Fund are hereby deleted as of the Effective Date.

Jeffrey Weaver, CFA, Andrew Greenberg, CFA, and Janat Ibraev, CFA will remain as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.